THE PARK AVENUE PORTFOLIO®

Supplement dated April 1, 2006
to the Prospectus dated May 1, 2005

The information beginning on page 80 under the heading "Fund Management – Portfolio Managers" with respect to The Guardian High Yield Bond Fund is replaced by the following:

Ho Wang is the Fund's portfolio manager, effective April 1, 2006. Before joining Guardian Life as a Managing Director in March 2006, since 1999 Mr. Wang was Senior Portfolio Manager, High Yield at Muzinich & Co., Inc., where he managed a high yield total return portfolio. From 1998 to 1999, he was a Portfolio Manager in the Fixed Income Group at Fortis Advisers, Inc., where he managed a high yield mutual fund. Prior thereto, Mr. Wang was a Senior Securities Analyst for the Bond Debenture Fund at Lord Abbett & Company.

EB-010163-04(04/06)